Exhibit 3.259

STATE OF CALIFORNIA
CERTIFICATE OF LIMITED PARTNERSHIP—FORM LP-1
IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Chapter 3, Article 2, Section 15621, California Corporations Code.

1. NAME OF LIMITED PARTNERSHIP
Falcon Telecable, a California limited partnership

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	3. CITY AND STATE	4. ZIP CODE
199 S. Los Robles Ave., #640	Pasadena, CA	91101
5. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IN ANOTHER STATE	6. CITY CALIF	7. ZIP CODE

8. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ______ 19___ WITH THE RECORDER OF ______ COUNTY FILE OR RECORDATION NUMBER ______

9. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS (CONTINUE ON SECOND PAGE IF NECESSARY)

NAME Falcon Telecable Investors Group, a California limited partnership
ADDRESS 199 South Los Robles, Suite 640
CITY Pasadena STATE CA ZIP CODE 91101

9A. NAME
ADDRESS
CITY STATE ZIP CODE

9B. NAME
ADDRESS
CITY STATE ZIP CODE

10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
NAME Mark Goldman, Esq.
ADDRESS 1801 Century Park East, Suite 2222
CITY Los Angeles STATE CA ZIP CODE 90067

11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST
January 1, 1997 unless previously terminated

12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS CERTIFICATE, THE ACKNOWLEDGMENT OF [1] GENERAL PARTNERS IS REQUIRED.

13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN IS A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED [0]

14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

By Falcon Telecable Investors Group, a California limited partnership

[signature]
Chief Executive Officer
SIGNATURE OF GENERAL PARTNER DATE | SIGNATURE OF GENERAL PARTNER DATE
SIGNATURE OF GENERAL PARTNER DATE | SIGNATURE OF GENERAL PARTNER DATE
SIGNATURE OF OTHER THAN GENERAL PARTNER | TITLE OR DESIGNATION DATE

15. THIS SPACE FOR FILING OFFICER (USE FILE NUMBER DATE OF FILING)

8630000013

FILED
In the office of the Secretary of State of the State of California
OCT 27 1986
March Fong Eu
MARCH FONG EU, Secretary of State

16. RETURN ACKNOWLEDGMENT TO:

NAME Ronald M. Boldt, Esq.
ADDRESS Schiffmacher, Weinstein, Boldt & Racine
CITY AND STATE 1801 Century Park East, #2200
ZIP CODE Los Angeles, CA 90067

FORM LP-1—FILING FEE $70
Approved by the Secretary of State

State of California
March Fong Eu
Secretary of State

Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—Form LP-1)	2. NAME OF LIMITED PARTNERSHIP
8630000013	Falcon Telecable, a California limited partnership

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY).

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:
ADDRESS: 10866 Wilshire Blvd., Suite 500
CITY: Los Angeles STATE: CA ZIP CODE: 90024

E. GENERAL PARTNER NAME CHANGE:
OLD NAME:
NEW NAME:

C. CALIFORNIA OFFICE ADDRESS CHANGE:
ADDRESS:
CITY: STATE: CA ZIP CODE:

F. GENERAL PARTNER(S) WITHDRAWN:
NAME:
NAME:

D. GENERAL PARTNER ADDRESS CHANGE:
NAME: Falcon Telecable Investors Group, a California Limited Partnership
ADDRESS: 10866 Wilshire Blvd., Suite 500
CITY: Los Angeles STATE: CA ZIP CODE: 90024

G. GENERAL PARTNER ADDED:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:
NAME:
ADDRESS: CITY: STATE: CA ZIP CODE:

I. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION IS CHANGED TO: [ ]
(PLEASE INDICATE NUMBER ONLY)

J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).
NUMBER OF PAGES ATTACHED: 0

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

Falcon Telecable Investors Group, a California Limited Partnership

Michael K. Menerey
SIGNATURE By Michael K. Menerey
General Partner
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE

8630000013

FILED
In the office of the Secretary of State of the State of California
DEC 14 1990
March Fong Eu
MARCH FONG EU
SECRETARY OF STATE

5. RETURN ACKNOWLEDGEMENT TO:

NAME
ADDRESS
CITY
STATE
ZIP CODE

Ronald M. Boldt, Esq.
1801 Century Park East
Suite 2200
Los Angeles, CA 90067

1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATEFORU LfM)
8630000013
State of California
harch hong fu
secretary of state
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANTRead instructions on back before completing this form This Certificate Is presented for filing pursuant to Section 15622, California Corporations Code.
2. NAME OF LIMITED PARTNERSHIP
FALCON TELECABLE, a California limited partnership
3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON second PAGE. IF NECESSARY).
A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
B, PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS:
CITY: STATE: ZIP CODE: E. GENERAL PARTNER NAME CHANGE:
OLD NAME:
NEW NAME:
C. CALIFORNIA OFFICE ADDRESS CHANGE:
ADDRESS:
CITY: STATE: CA ZIP CODE F. GENERAL PAHTNER(S) WITHDRAWN:
NAME:
NAME:
D. GENERAL PARTNER ADDRESS CHANGE:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE: G. GENERAL PARTNER ADDED:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE:
H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:
NAME: SIGNATURE DATE POSITION OR TITLE POSITION OR TITLE
FILED
IN THE OFFICE OF THE SECRETARY OF STATE
of THE STATE OF CALIFORNIA
DEC 05 1991
MARCH FONG EU SECRETARY Of STATE
(PLEASE INDICATE NUMBER ONLY)
ADDRESS:
L THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT. DISSOLUTION. CON¬TINUATION AND CANCELLATION IS CHANGED TO:
J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGEfSJ.
NUMBER OF PAGES ATTACHED:
(PLEASE INDICATE NUMBER ONLY)
4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP. WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS
IT’S GENERAL PARTNER
MICHAL K. MENEREY ,POSITION
FALCON TELECAELE INVESTORS GROUP FALCON HOLDING GROUP, INC.,

FALCON TELECABLE

File No. 8630000013

Attachment to LP-2

The term for which the Partnership is to exist has been changed to March 31, 2001.

State of California
March Fong Eu
Secretary of State

Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—FORM LP-1): 8630000013

2. NAME OF LIMITED PARTNERSHIP: Falcon Telecable, a California limited partnership

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY).

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:
ADDRESS: 10900 Wilshire Blvd., Fifteenth Floor
CITY: Los Angeles STATE: CA ZIP CODE: 90024

E. GENERAL PARTNER NAME CHANGE:
OLD NAME:
NEW NAME:

C. CALIFORNIA OFFICE ADDRESS CHANGE:
ADDRESS:
CITY: STATE: CA ZIP CODE:

F. GENERAL PARTNER(S) WITHDRAWN:
NAME:
NAME:

D. GENERAL PARTNER ADDRESS CHANGE:
NAME: Falcon Telecable Investors Group, a California limited partnership
ADDRESS: 10900 Wilshire Blvd., Fifteenth Floor
CITY: Los Angeles STATE: CA ZIP CODE: 90024

G. GENERAL PARTNER ADDED:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:
NAME:
ADDRESS: CITY: STATE: CA ZIP CODE:

I. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION IS CHANGED TO: ☐
(PLEASE INDICATE NUMBER ONLY)

J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).
NUMBER OF PAGES ATTACHED: ☐

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

Falcon Telecable Investors Group,
a California limited partnership
SIGNATURE
By: Falcon Holding Group, a
California corporation
POSITION OR TITLE Its General Partner DATE

By: *[signature]*
SIGNATURE Michael K. Menerey
Chief Financial Officer 9/11/92
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE
8630000013

FILED
In the office of the Secretary of State of the State of California
SEP 17 1992
March Fong Eu
MARCH FONG EU
SECRETARY OF STATE

5. RETURN ACKNOWLEDGEMENT TO:
NAME: Ronald M. Boldt, Esq.
ADDRESS: Schiffmacher, Weinstein, Boldt & Racine
CITY: 1801 Century Park East, Suite 2200
STATE: Los Angeles, CA 90067-2336
ZIP CODE

State of California

Secretary of State

Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO (ORIGINAL CERTIFICATE—FORM LP-1)
8630000013

2. NAME OF LIMITED PARTNERSHIP
Falcon Telecable, a California Limited Partnership

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS. COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY)

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:
ADDRESS:
CITY: STATE: ZIP CODE:

C. CALIFORNIA OFFICE ADDRESS CHANGE:
ADDRESS:
CITY: STATE: CA ZIP CODE:

D. GENERAL PARTNER ADDRESS CHANGE:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

E. GENERAL PARTNER NAME CHANGE:
OLD NAME:
NEW NAME:

F. GENERAL PARTNER(S) WITHDRAWN:
NAME:
NAME:

G. GENERAL PARTNER ADDED:
NAME: Falcon Holding Group, L.P.
ADDRESS: 10900 Wilshire Boulevard, 15th Floor
CITY: Los Angeles STATE: CA ZIP CODE: 90024

H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:
NAME:
ADDRESS:
CITY: STATE: CA ZIP CODE

J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO:
(PLEASE INDICATE NUMBER ONLY)

K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).
NUMBER OF PAGES ATTACHED:

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

By: Falcon Telecable Investors Group, A California Limited Partnership
~~By: Falcon Holding Group,~~ Inc.
SIGNATURE
POSITION OR TITLE DATE
Stanley S. Itskowitch
Executive Vice President
SIGNATURE
POSITION OR TITLE DATE

By: Falcon Holding Group, L.P.
By: Falcon Holding Group, Inc.
SIGNATURE
POSITION OR TITLE DATE
Stanley S. Itskowitch
Executive Vice President
SIGNATURE
POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE
8630000013

FILED
in the office of the Secretary of State of the State of California
APR 01 1993
March Fong Eu
MARCH FONG EU
SECRETARY OF STATE

5. RETURN ACKNOWLEDGMENT TO:
NAME
ADDRESS
CITY
STATE
ZIP CODE

Sara J. Welch
Dow, Lohnes & Albertson
1255 23rd Street, N. W., Suite 500
Washington, D. C. 20037

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANT Read Instructions on back before completing this form This Certificate Is presented for filing pursuant to Section 15622, California Corporations Code.
1. SECRETARY OF STATE FILE NO.
(ORIGINAL CERTIFICATE-FORM LP-1)
8630000013
2. NAME OF LIMITED PARTNERSHIP
Falcon Telecable, A California Limited Partnership
1 THIS CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECT10N(S] CONTINUE ON SECOND PAGE IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:
ADDRESS:
CITY: STATE: ZIP CODE:
By; Falcon Holding Group, Inc.
SIGNATURE
C. CALIFORNIA OFFICE ADDRESS CHANGE ADDRESS:
CITY: STATE: CA
In the office of the Secretary OF STATE of the State of California
JUL - 2 1998
BILL JONES. Secretary of State
D. GENERAL PARTNER ADDRESS CHANGE NAME AODRESS:
CITY: STATE
FORM LP-2-RUNG FEE $30.00 Anaravad BY SECRETARY OF STATE
H. PERSON(S). WINDING UP AFFAIRS OF UMITED PARTNERSHIP:
NAME
ADDRESS:
CITY:
J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND RLE CERTTIFICATES OF AMENDMENT. RESTATEMENT. DISSOLUTION. CONTINUATION. CANCELLATION AND MERGER IS CHANGED TO:
E. GENERAL PARTNER NAME CHANGE OLD NAME:
NEW NAME:
F. GENERAL PARTNER[S) WITHDRAWN: NAME
NAME
IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED
G. GENERAL PARTNER ADDED: NAME ADDRESS:
CITY:
NUMBER OF PAGES ATTACHED: -1-
L INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:
NAME:
ADDRESS:
CITY: STATE ZIP CODE
5. RETURN ACKNOWLEDGEMENT TO:
POSITION OR TITLE S. Itskowitch Executive Vice President
SIGNATURE
Ronald M. Boldt, Esq. Weinstein, Boldt, et al.
1801 Century Park East, #2200 Los Angeles, CA 90067-2336
POSITION OR TITLE S. Itskowitch Executive Vice President
SIGNATURE
POSITION OR TITLE DATE
Stanley S. Itskowitch, Executive Vice President
SIGNATURE
K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED
PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).
(PLEASE INDICATE NUMBER ONLY]

FALCON TELECABLE

File No. 8630000013

Attachment to LP-2

On March 29, 1993, the term of the Partnership was extended to January 1, 2015.

STATE OF CALIFORNIA Form LP-2 HARCH HONG FU SECRETARY of STATE AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT——Read Instructions on back before completing this form This Certificate Is presented for filing pursuant to Section 15622, California Corporations Code. 2. NAME OF LIMITED PARTNERSHIP Falcon Telecable, a California limited partnership 3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTI0N(S) CONTINUE ON SECOND PAGE. IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: address: 10900 Wilshire Blvd., Fifteenth Floor city: Los Angeles state: CA zip code: 90024 E. GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME: C- CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: CA ZIP CODE: F. GENERAL PARTNER(S) WITHDRAWN: NAME: NAME: D. GENERAL PARTNER ADDRESS CHANGE: Falcon Telecable Investors Group, a name: California limited partnership address: 10900 Wilshire Blvd., Fifteenth Floor Los Angeles state: ca zip code: 90024 G. GENERAL PARTNER ADDED: NAME: ADDRESS: CITY: STATE: ZIP CODE: H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: L THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT. DISSOLUTION. CONTINUATION AND CANCELLATION IS CHANGED TO: J. OTHER MATTERS TO BE INCLUDED IN TOE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: (PLEASE INDICATE NUMBER ONLY). A. IT IS HEREBY DECLARED THAT I AM (WE ARE THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP. WHICH EXECUTION IS MY (OUR) ACT AND THIS SPACE FOR FILING OFFICER USE 8630000013 DEED. (SEE INSTRUCTIONS) Falcon Telecable Investors Group, a California limited partnership BY: FALCON Holding Group, a CalifoNia_corporation POSITION OR TITLE General PARTNER BY: DATE POSITION OR TITLE SIGNATURE Michael k. MENEREY Chief Financial Officer 5. RETURN ACKNOWLEDGEMENT TO: name RONALD M. Boldt, Esq. address Schiffmacher, Weinstein, Boldt & Racine CITY 1801 Century Park East, Suite 2200 state Los Angeles, CA 90067-2336 ZIP CODE DATE FILED IN THE OFFICE OF THE SECRETARY OF THE STATE OF SEP 17 1992 MARCH FONG EU SECRETARY OF STATE

State of California SECRETARY OF STATE AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT——Read instructions on back before completing this form This Certificate is presented for filing pursuant to Section 15622, California Corporations Code. 1. SECRETARY OF STATE RLE NO (ORIGINAL CERTIFICATE——FORM LP-1) 8630000013 2. NAME OF LIMITED PARTNERSHIP Falcon Telecable, a California Limited Partnership 3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECtlON(S) CONTINUE ON SECOND PAGE. IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: CITY. STATE ZIP CODE; E. GENERAL PARTNER NAME CHANGE. OLD NAME: NEW NAME: C. CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE; CA ZIP CODE: F. GENERAL PASTNER(S) WITHDRAWN: NAME: NAME: D. GENERAL PARTNER ADDRESS CHANGE: NAME: ADDRESS: CITY: STATE: ZIPCOOE G. GENERAL PARTNER ADDED: name: Falcon Holding Group, L.P. address. 10900 Wilshire Boulevard, 15th Floor CITY: LOS Angeles state CA zip code 90024 H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP: NAME. ADDRESS. CITY- STATE ZIP CODE: L INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME ADDRESS: CITY: STATE CA ZIP COOE J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT. RESTATEMENT. DISSOLUTION. CONTINUATION. CANCELLATION AND MERGER IS CHANGED TO: (PLEASE INDICATE NUMBER ONLY) K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMETED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGES) NUMBER OF PAGES ATTACHED: 1. IT IS HERESY DECLARED THAT I AM WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP. WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS) [.Group, By: Falcon Holding Group, L.I By: Falcon Holding Group, THIS SPACE FOR FILING OFFICER USE By: Falcon.Telecable Investors.G A California Limited Partnership BY: Falcon- Holding.-GrOUP SIGNATURE BY: Falcon Holding-GROUP INC OR TITLE DATE POSITION OR TITLE DA POSITION DATE OR TITLE Stanley S. Itskowitch Executive Vice President SIGNATURE POSITION OR TITLE DATE Stanley S. Itskowitch Executive Vice President RETURN ACKNOWLEDGMENT TO: Sara J. Welch Dow, Lohnes & Albertson 1255 23rd Street, N. W., Suite 500 Washington, D. C. 20037 date POSITION OR TITLE NAME ADDRESS CITY DATE BLED IN THE OFFICE OF THE SECRETARY of STATE State of COLIFORNIA APR 01 1993 MARCH FONG Eli SECRETARY OF STATE 5TATE CODE

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT—— Read Instructions on back before completing this form This Certificate Is presented for filing pursuant to Section 15622, California Corporations Code. 1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE-FORM LP-1) 8630000013 2. NAME OF LIMITED PARTNERSHIP Falcon Telecable, A California Limited Partnership 1 THIS CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECT10N(S] CONTINUE ON SECOND PAGE IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: ZIP CODE: C. CALIFORNIA OFFICE ADDRESS CHANGE ADDRESS: CITY: STATE: CA D. GENERAL PARTNER ADDRESS CHANGE NAME AODRESS: CITY: STATE H. PERSON(S). WINDING UP AFFAIRS OF UMITED PARTNERSHIP: NAME ADDRESS: CITY: J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND RLE CERTTIFICATES OF AMENDMENT. RESTATEMENT. DISSOLUTION. CONTINUATION. CANCELLATION AND MERGER IS CHANGED TO: ZIP CODE ZIP CODE ZIP CODE- E. GENERAL PARTNER NAME CHANGE OLD NAME: NEW NAME: F. GENERAL PARTNER[S) WITHDRAWN: NAME NAME G. GENERAL PARTNER ADDED: NAME ADDRESS: CITY: L INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME: ADDRESS: CITY: STATE ZIP CODE STATE ZIP CODE K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: -1- (PLEASE INDICATE NUMBER ONLY] IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED By; Falcon Holding Group, Inc. SIGNATURE Group, Inc. SIGNATURE THIS SPACE FOR RUNG OFFICER USE POSITION OR TITLE DATE Stanley S. Itskowitch, Executive Vice President SIGNATURE POSITION OR TITLE S. Itskowitch Executive Vice President SIGNATURE POSinON OR TITLE DATE POSITION OR TITLE DATE In the office of the Secretary OF STATE of the State of California JUL - 2 1998 BILL JONES. Secretary of State 5. RETURN ACKNOWLEDGEMENT TO: NAME ADDRESS CITY STATE IIP CODE Ronald M. Boldt, Esq. Weinstein, Boldt, et al. 1801 Century Park East, #2200 Los Angeles, CA 90067-2336 FORM LP-2-RUNG FEE $30.00 Anaravad BY SECRETARY OF STATE

Form LP-2 SECRETARY OF STATE AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT——READ instructions on back before completing this form This Certificate is presented for filing pursuant to Section 16622, California Corporations Code. 2. NAME OF LIMITED PARTNERSHIP Falcon Telecable, a California Limited Partnership 1. SECRETARY Of STATE FILE NO. (ORIGINAL CERTIFICATE- FORM LP-1) 8630000013 3 THE CERTIFICATE OF LMITED PARTNERSH1P IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) (CONTINUE ON SECOND PAGE IF A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: 8 PRINICIPAL EXECUTIVE OFFICER ADDRESS CHANGE: ADDRESS CITY: STATE- ZIP CODE; E. GENERAL PARTNER NAME CHANGE CHANGE: OLD NAME NEW NAME: C. CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE CA ZIP CODE: F. GENERAL PARTNER(S) WITHDRAWN: NAME: Falcon Holding Group, L.P. NAME D. GENERAL PARTNER ADDRESS CHANGE: NAME- ADDRESS: CITY: STATE: ZIP CODE G. GENERAL PARTNER ADDED NAME: Falcon Cable Communications, LLC address: 10900 Wilshire Boulevard, 15th F1. CITY: Los Angeles STATE CA ZIP CODE 9002 H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHP: NAME: ADDRESS: CITY; STATE: ZIP CODE 1. INFORMATION CONCERN THE AGENT FOR SERVICE OF PROCESS HAS CHANGEDTO: NAME ADDRESS: CITY: STATE CA ZIP CODE J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND RLE CERTIFICATES OF AMENDMENT, RESTATEMENT DISSOLUTION. CONTINUATION. CANCELLATION AND MERGER IS CHANGED TO: (PLEASE INDICATE NUMBER ONLY) K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S] NUMBER OFPAGES ATTACHED AN (WE ARE THE(S) WHOEXECUTEDTWSAMe«MEHrTOTHE!OemHBJCeRnnCATE OF UMITEDPaRTNERM P. WV*CH EXECUTION IS MY tOUfi ACT ANO DEED. (SffilNSTPUCTONS) FALCON CABLE COMMUNICATIONS. LLC THISSPACE TOR RUNG OPRCS? USE

State of California Secretary of State Bill Dones In the office of the Secretary of State of the State of Calffomia OCT 25 2001 Bill JONES, Secretary of Ststf AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT—— Read instructions before completing this form. 1. SECRETARYOF STATE HUE NUMBER 863000QQL3 - NAME OF LIMHED PARTNERSHIP . . . . Falcon Telecable, A California Limited Partnership 3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY. A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP’ OR THE ABBREVIATION *LP’) a. THE STREET ADDRESS OF THE PRINCIPAL OFFICE address 12444 Power scour t Drive, Suite 100 crrr St. Louis state MO C.” THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT STREET ADDRESS CITY D. THE ADDRESS OF GENERAL PARTNER® NAME address 12444 Power scour t Drive, Suite 100 CITY St. Louis- STATE state CA E. NAME CHANGE OF A GENERAL PARTNER FROM: & GENERAL PARTNER ADDED NAME ADDRESS CITY H. THE PERSONAS) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP NAME ADDRESS CfTY STATE STATE L THE NAME OF THE AGENT FOR SERVICE OF PROCESS GKL Corporate/Search. Inc. J1 IF AN INDIVID ADDRESS _£M_ OF THE AGENT FOR SERVICE OF PROCESS 63131 ZIP CODE ZIP CODE TO: .. K. NUMBER OF GENERAL PARTNERS* SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. [ 1 L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY). 4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY) 5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECTTO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED. jpSalaxi Cable Connxdrations, CITY: , Vice President FORM LP-2-FILING FEE $30.00 Approved by Secretary of Stats Marcy Lifton, October 11, 2001 Charter Commuications VII, LLC – G.P. DATE

State of California ffiQM Kevin Shelley Secretary of State FILED In the office of (he Secretary of State of the Slate of California AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT - Read Instructions before completing this form MAY o 6 2004 7 KEVIN SHELLEY, 8ECRETAgy OF STATE This Space For Filing Use Only 1. SECRETARY OF STATE RLE NUMBER 198630000013 2. NAME OF UMITED PARTNERSHIP Falcon Telecable, a California Limited Partnership 3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY: A. UMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS UMITED PARTNERSHIP* OR THE ABBREVIATION T-P.*) B. THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE CITY AND STATE ZIP CODE C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT CfTY STATE ZIP CODE CA D. THE ADDRESS OF THE GENERAL PARTNER(S) NAME ADDRESS CITY AND STATE ZIP CODE E. NAME CHANGE OF GENERAL PARTNER(S) FROM: TO: c CPUCD” r’\RTNFRfRir’J=RKATinN G. NAME OF GENERAL PARTNER(S) ADDED ADDRESS CITY AND STATE ZIP CODE H. THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP NAME ADDRESS CITY AND STATE ZIP CODE i. the name of the agent for service of process Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service J. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL CITY STATE ZIP CODE CA K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT. RESTATEMENT. MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION: L. OTHER MATTERS (ATTACH ADDITIONAL PAGES. IF NECESSARY): see attached letter 4. 1 DECLARE THAT 1 AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED. Vice President of Charter Communications VII, Inc., its general partner SIGNATURE OF AUTHORIZED PERSON POSITION OR TITLE OF AUTHORIZED PERSON Patricia M. Carroll April 13 , 2004 TYPE OR PRINT NAME OF AUTHORIZED PERSON DATE SIGNATURE OF AUTHORIZED PERSON POSITION OR TITLE OF AUTHORIZED PERSON TYPE OR PRINT NAME OF AUTHORIZED PERSON DATE LP-2 (REV 12/2003) APPROVED BY SECRETARY OF STATE

Patricia M. Carroll Vice President and Assistant Secretary Direct Dial: 314-543-2402 Fax: 314-965-6640

April 5, 2004

California Secretary of State

Document Filing Support Unit

P O Box 944225

Sacramento, CA 94244-2250

Re:	Falcon Telecable, a California limited partnership

Dear Sir or Madam:

Falcon Telecable, with the consent of its partners, does hereby amend the Certificate of the Limited Partnership to state that it will continue to exist until and when it is dissolved by the partners.

Sincerely,

/s/ Patricia M. Carroll
Patricia M. Carroll Vice President of
Charter Communications, Inc., Manager of Charter Communications VII, LLC, G.P.